Household Finance Corporation
Household Revolving Home Equity Loan Trust 1996-2
Revolving Home Equity Loan Asset Backed Certificates - Series
1996-2
P & S Agreement Date:                        November 1, 1996
Original Settlement Date:                    November 26, 1996
Series Number of Class A-1 Certificates:             441919AK3
Original Sale Balance:                            $776,373,000

Servicer Certificate (Page 1 of 3)
Distribution Date:                                     08/20/98
Investor Certificateholder Floating
Allocation Percentage                                  96.35%
Investor Certificateholder Fixed
Allocation Percentage                                  97.32%
Aggregate Amount of  Collections                  28,533,867.11
     Aggregate Amount of  Interest Collections     5,916,275.52
     Aggregate Amount of  Principal Collections   22,617,591.59
Class A Interest Collections                       5,700,383.32
Class A Principal Collections                     21,468,218.96
Seller Interest Collections                          215,892.20
Seller Principal Collections                       1,149,372.63
Weighted Average Loan Rate                               13.65%
Net Loan Rate                                            12.65%
Weighted Average Maximum Loan Rate                       18.74%
Class A-1 Certificate Rate                              5.7963%
Maximum Investor Certificate Rate                      12.6500%
Class A-1 Certificate Interest Distributed         2,566,701.37
Class A-1 Investor Certificate Interest
Shortfall before Draw                                       0.00
Unpaid Class A-1 Certificate Interest Shortfall Received    0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining   0.00
Unpaid Class A-1 Carryover Interest Amount                  0.00
Maximum Principal Dist. Amount (MPDA)              22,011,033.02
Alternative Principal Dist. Amount (APDA)          21,468,218.96
Rapid Amortization Period? (Y=1, N=0)                       0.00
Scheduled Principal  Distribution Amount (SPDA)    21,468,218.96
Principal  allocable to Class A-1                  21,468,218.96
SPDA deposited to Funding Account                           0.00
Subsequent Funding Mortgage Loans Purchased in Period       0.00
Cumulative Subsequent Funding Mortgage
Loans Purchased                                   135,722,113.20
Accelerated Principal Distribution Amount                   0.00
APDA allocable to Class A-1                                 0.00
Reimbursement to Credit Enhancer                            0.00
Spread Trigger hit?                                          No
Loss Trigger hit?                                           No
Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss Amount         0.00
Cumulative Investor Liquidation Loss Amount                 0.00
Total Principal allocable to A-1                   21,468,218.96
Beginning Class A-1 Certificate Principal Balance  514,243,771.47
Ending Class A-1 Certificate Principal Balance     492,775,552.51
Pool Factor (PF)                                       0.6347150

Servicer Certificate (Page 2 of  3)
Distribution Date:                                     08/20/98
Retransfer Deposit Amount (non 2.07 transfers)              0.00
Servicing Fees Distributed                             431,854.31
Beg. Accrued and Unpaid Inv. Servicing Fees                 0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd               0.00
End. Accrued and Unpaid Inv. Servicing Fees                 0.00
Number of Mortgage Loans Retransferred pursuant to 2.07        0
Cumulative Number of Mortgage Loans Retransferred
pursuant to 2.07                                                0
Mortgage Loans Retransferred pursuant to 2.07 ($)           0.00
Cumulative Mortgage Loans Retransferred pursuant to 2.07($)  0.00
Aggregate Investor Liquidation Loss Amount                  0.00*
Investor Loss Reduction Amount                              0.00
Beginning Pool Balance                            537,852,061.52
Ending Pool Balance                               516,746,407.57
Beginning Invested Amount                         518,225,175.47
Ending Invested Amount                            496,756,956.51
Beginning Seller Principal Balance                 19,626,886.05
Ending Seller Principal Balance                    19,989,451.06
Additional Balances                                 1,149,372.63
Beginning Funding Account Balance                           0.00
Ending Funding Account Balance                              0.00
Ending Funding Account Balance % (before any
purchase of Subsequent Loans or release to Certs.)          0.00%
Ending Funding Account Balance % (after purchase
of Subsequent Loans or release to Certs.)                   0.00%
Principal Balance of Subsequent Funding Loans
Purchased in Period                                         $0.00
Principal Collections to purchase Additional
Balances and/or paid to Cert.                               $0.00
Investment Earnings on Funding Account                      $0.00
Excess Funding Amount                                       $0.00
Beginning Spread Account Balance                     2,786,983.00
Ending Spread Account Balance                        2,786,983.00
Beginning Seller Interest                                   3.65%
Ending Seller's Interest                                    3.87%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts                                        1,204
     Trust Balance                                  41,183,550.46
   60 - 89 days (Del Stat 2)
     No. of Accounts                                          310
     Trust Balance                                  10,486,015.23
   90+ (Del Stat 3+)
     No. of Accounts                                          600
     Trust Balance                                  19,632,523.34
   REO
     No. of Accounts                                          62
     Trust Balance                                   2,657,499.29
Rapid Amortization Event ?                                  No
   Failure to make payment within 5 Business
   Days of Required Date ?                                   No
   Failure to perform covenant relating to Trust's Security
   Interest ?                                               No
   Failure to perform other covenants as described in the
    Agreement ?                                             No
   Breach of Representation or Warranty ?                   No
   Bankruptcy, Insolvency or Receivership
   relating to Seller ?                                       No
   Subject to Investment Company Act of 1940 Regulation ?   No
   Servicing Termination ?                                  No
   Aggregate of Credit Enhancement Draw Amounts
   exceed 1% of the Cut-off Balance and Pre-Funded Amou     No
Servicer Certificate (Page 3 of  3)
Distribution Date:                                     08/20/98
Event of Default ?                                          No
   Failure by Servicer to make payment
   within 5 Bus. Days of Required Date ?                     No
   Failure by Servicer to perform covenant
   relating to Trust's Security Interest ?                   No
   Failure by Servicer to perform other covenants
   as described in the Agreement?                           No
   Bankruptcy, Insolvency or Receivership
   relating to Master Servicer ?                             No
   Trigger Event ?                                          No
Policy Fee Distributed to Credit Enhancer
(Paid directly from HFC)                                     N/A
Premium Distributed to Credit Enhancer                      0.00
Amount Distributed to Seller                        1,365,264.83
Master Servicer Credit Facility Amount                      0.00
Guaranteed Principal Distribution Amount                    0.00
Credit Enhancement Draw Amount                              0.00
Spread Account Draw Amount                                  0.00
Capitalized Interest Account Draw                           0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))         0.00
Amount paid to Trustee                                      0.00
Cumulative Draw under Policy                                0.00
Net Yield                                                   6.26%
Total  Available Funds
     Aggregate Amount of Collections                28,533,867.11
     Deposit for principal not used to purchase
     subsequent loans                                       0.00
     Interest Earnings on the Funding Account               0.00
     Total                                          28,533,867.11
Application of Available Funds
     Servicing Fee                                     431,854.31
     Prinicpal and Interest to Class A-1            24,034,920.33
     Seller's portion of Principal and Interest      1,365,264.83
     Funds deposited into Funding Account (Net)             0.00
     Funds deposited into Spread  Account                   0.00
     Excess funds released to Seller                2,701,827.64
     Total                                          28,533,867.11

*As a result of the merger with Beneficial, Household has adopted Beneficial's charge-off policy relating to real estate secured receivables. This has resulted in lower net realized losses this month.

OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.
The attached Servicing Certificate is true and correct in all material respects.
A Servicing Officer

Statement to Certificateholders (Page 1 of 2)
Distribution Date:                                     08/20/98
INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating
Allocation Percentage                                  96.3509%
Class A Certificateholder Fixed Allocation Percentage  97.3182%
Beginning Class A-1 Certificate Balance           514,243,771.47
Class A-1 Certificate Rate                             5.796250%
Class A-1 Certificate Interest Distributed             3.306016
Class A-1 Certificate Interest Shortfall Distributed   0.000000
Remaining Unpaid Class A-1 Certificate
Interest Shortfall                                     0.000000
Rapid Amortization Event ?                                  No
Class A-1 Certificate Principal Distributed            27.651939
   Maximum Principal Distribution Amount               28.351106
   Scheduled Principal  Distribution Amount (SPDA)     27.651939
   Accelerated Principal Distribution Amount            0.000000
   Aggregate Investor Liquidation Loss Amount
   Distributed                                          0.000000
Total Amount Distributed to Certificateholders          30.957955
Principal Collections deposited into Funding Account        0.00
Ending Funding Account Balance                              0.00
Ending Class A-1 Certificate Balance              492,775,552.51
Class A-1 Factor                                       0.6347150
Pool Factor (PF)                                       0.6347150
Unreimbursed Liquidation Loss Amount                          $0
Accrued Interest on Unreimbursed Liquidation Loss Amount      $0
Accrued & Unpaid Interest on Unreimbursed
Liquidation Loss Amount                                       $0
Class A Servicing Fee                                  431,854.31
Beginning Invested Amount                          518,225,175.47
Ending Invested Amount                             496,756,956.51
Beginning Pool Balance                             537,852,061.52
Ending Pool Balance                                516,746,407.57
Spread Account Draw Amount                                  0.00
Credit Enhancement Draw Amount                              0.00

Statement to Certificateholders (Page 2 of 2)
Distribution Date:                                     08/20/98
DELINQUENCY & REO STATUS
   30 - 59 days (Del Stat 1)
     No. of Accounts                                        1,204
     Trust Balance                                  41,183,550.46

   60 - 89 days (Del Stat 2)
     No. of Accounts                                        310
     Trust Balance                                10,486,015.23
   90+ (Del Stat 3+)
     No. of Accounts                                        600
     Trust Balance                                19,632,523.34
   REO
     No. of Accounts                                        62
     Trust Balance                                 2,657,499.29
Aggregate Liquidation Loss Amount for Liquidated Loans      0.00
Class A-1 Certificate Rate for Next
Distribution Date                                 To be updated
Amount of any Draws on the Policy                           0.00
Subsequent Mortgage Loans
     No. of Accounts                                        0.00
     Trust Balance                                          0.00
     Cumulative No. of Accounts                         4,332.00
     Cumulative Trust Balance                     135,722,113.20
Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred
    pursuant to 2.07                                        0
    Cumulative Number of Mortgage Loans
    Retransferred pursuant to 2.07                          0
    Mortgage Loans Retransferred pursuant to 2.07 ($)       0.00
    Cumulative Mortgage Loans Retransferred
    pursuant to 2.07 ($)                                    0.00